EXHIBIT 10.3

CLIFFORD
CHANCE


                                 DATED [o] 2008



                                BARCLAYS BANK PLC

                              AS INDEMNITY PROVIDER



                                  IN FAVOUR OF



                   GRACECHURCH CARD PROGRAMME FUNDING LIMITED

                                    AS ISSUER



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                               INDEMNITY AGREEMENT

                         RELATING TO THE NOTE TRUST DEED

                                 DATED [o] 2008

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THIS INDEMNITY is made by way of deed on [o] 2008 by:

(1) BARCLAYS BANK PLC, a company incorporated in England and Wales (registered number 1026167) having its registered office at 1 Churchill Place, London E14 5HP (the "INDEMNITY PROVIDER");

in favour of:

(2) GRACECHURCH CARD PROGRAMME FUNDING LIMITED, a company incorporated in England and Wales (registered number 5555762) having its registered office at 1 Churchill Place, London E14 5HP (the "ISSUER").

WHEREAS:

(A) The Issuer has established a programme (the "PROGRAMME") through which Notes may be issued pursuant to a note trust deed dated on or about the Closing Date between the Issuer and the Bank of New York, London Branch (the "NOTE TRUST DEED"), as supplemented by series supplements to the note trust deed dated each Issue Date between the Issuer and the Note Trustee (the "NOTE TRUST DEED SUPPLEMENTS").

(B) The Indemnity Provider wishes to facilitate any issuances of Notes by the Issuer that may take place from time to time pursuant to the Programme, so as to ensure that the Receivables Trustee is placed in funds to purchase Receivables that are originated by the Indemnity Provider in the course of its trade, thereby increasing the profit-earning capacity of the Indemnity Provider by freeing up regulatory capital and refinancing the receivables at more favourable rates.

(C) In order for securitisations to take place from time to time pursuant to the Programme, it will be necessary for the Issuer to find an external source of funding to meet its initial expenses of issuance.

(D) To these ends, the Indemnity Provider is willing to meet by way of indemnity certain expenses which may from time to time be incurred by the Issuer in connection with specific issuances of Notes, all on the terms and subject to the conditions contained herein.

(E) It is intended by the parties to this Deed that this document will take effect as a deed despite the fact that a party may only execute this Deed under hand.


NOW THIS DEED WITNESSES as follows:

1.      INTERPRETATION

1.1     TERMS DEFINED

        In this Deed:

        "CLASS A NOTES" means the notes in registered form in the currency and denomination amount set forth in the relevant Prospectus Supplement/Final Terms comprising the Class A Notes and any Sub-Class thereof of the Issuer constituted by the relevant Note Trust Deed Supplement, to be represented by a Global Note Certificate, Global Note Certificates, Individual Note Certificate or Individual Note Certificates;

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        "CLASS B NOTES" means the notes in registered form in the currency and denomination amount set forth in the relevant Prospectus Supplement/Final Terms comprising the Class B Notes and any Sub-Class thereof of the Issuer constituted by the relevant Note Trust Deed Supplement, to be represented by a Global Note Certificate, Global Note Certificates, Individual Note Certificate or Individual Note Certificates;

        "CLASS C NOTES" means the notes in registered form in the currency and denomination amount set forth in the relevant Prospectus Supplement/Final Terms comprising the Class C Notes and any Sub-Class thereof of the Issuer constituted by the relevant Note Trust Deed Supplement, to be represented by a Global Note Certificate, Global Note Certificates, Individual Note Certificate or Individual Note Certificates;

        "CLASS D NOTES" means the notes in registered form in the currency and denomination amount set forth in the relevant Prospectus Supplement/Final Terms comprising the Class D Notes and any Sub-Class thereof of the Issuer constituted by the relevant Note Trust Deed Supplement, to be represented by a Global Note Certificate, Global Note Certificates, Individual Note Certificate or Individual Note Certificates;

        "CLOSING DATE" means the date of this Deed or such other date as shall be agreed between all relevant parties for the execution of the issue of the Note Trust Deed.

        "ISSUE DATE" means, in relation to the Notes of any Series, the date of issue of such Notes pursuant to the relevant Prospectus Supplement/Final Terms and the relevant Note Trust Deed Supplement;

        "INDEMNIFIED EXPENSES" means those expenses that:

        (a) are incurred by the Issuer from time to time in connection with any particular issuance of Notes;

        (b)     fall into one or more of the following categories:

                (i) underwriting fees (payable to Barclays Bank plc and other investment banks for underwriting and syndication);

                (ii) legal fees (payable for the preparation of documents and opinions required for issuance);

                (iii) accounting and audit fees (payable to auditors for audit and advisory services in connection with the related prospectus supplement/final terms for Notes and the offering of Notes);

                (iv) listing fees (payable to the relevant listing authorities for initial listing and registration of the Notes); and

                (v) printing fees (payable to printers for the related prospectus supplement/final terms and other public notices); and

        (c) are met in order to enable the Issuer to participate as such in the securitisation of which the relevant issuance of Notes forms part,

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        but excluding (for the avoidance of doubt) any expenses incurred solely or primarily for the purposes of the Programme (as distinct from the purposes of any particular issuance of Notes).

        "ISSUING ENTITY MASTER FRAMEWORK AGREEMENT" means the issuing entity master framework agreement entered into on [o] 2008 by, inter alios, the Issuer and Barclays Bank PLC.

        "MEDIUM TERM NOTE CERTIFICATE" means each medium term note to be issued by the MTN Issuer on or about each Issue Date.

        "MTN ISSUER" means Barclaycard Funding PLC a public limited company incorporated in England and Wales whose registered office is at 1 Churchill Place, London E14 5HP.

        "NOTE TRUSTEE" means the Bank of New York, a New York banking corporation acting through its London branch at 48th Floor One Canada Square, London E14 5AL.

        "NOTES" means the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes (if any).

1.2     DEFINITIONS

        Unless otherwise defined in this Deed or the context requires otherwise, words and expressions used in this Deed have the meanings and constructions ascribed to them in Schedule 1 (Master Definitions Schedule) to the Issuing Entity Master Framework Agreement dated on or about the date hereof, between, among others, the Issuer and the Note Trustee.

1.3     INCORPORATION OF COMMON TERMS

        Except as provided below, the Common Terms apply to this Deed, where applicable, and shall be binding on the parties to this Deed as if set out in full in this Deed.

1.4     LIMITED RECOURSE AND NON-PETITION

        Paragraphs 8 (Non-Petition and Limited Recourse) and 10 (Obligations as Corporate Obligations) of the Common Terms apply to this Deed and shall be deemed set out in full herein.

1.5     CONFLICT WITH COMMON TERMS

        If there is any conflict between the provisions of the Common Terms and the provisions of this Deed, the provisions of this Deed shall prevail, save where any provision of this Deed relates to VAT, in which case the provisions of the Common Terms shall prevail.

1.6     THIRD PARTY RIGHTS

        A person who is not a party to this Deed has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Deed.

2.      INDEMNITY

        The Indemnity Provider irrevocably and unconditionally agrees to indemnify the Issuer against the Indemnified Expenses.

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3.      RIGHTS OF THE ISSUER

3.1     DELEGATION BY THE ISSUER

        (a) The Issuer may, at any time, delegate by power of attorney or otherwise to any person all or any of the rights, powers and discretions vested in it under this Deed upon such terms and for such periods of time as it may think fit and it may determine any such delegation at any time. References in this Deed to the Issuer will, where the context so admits, include references to any delegates so appointed.

        (b) The Issuer will not be liable to the Indemnity Provider for any loss or damage arising from any act, default, omission or misconduct of any such delegate.

4.      REPRESENTATIONS OF THE ISSUER AND INDEMNITY PROVIDER

        Each party hereto represents and warrants to the other parties, in each case with respect to itself only, that it has the capacity and authority to enter into this Deed and that this Deed constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

5.      FURTHER ASSURANCE

        The Indemnity Provider agrees that it shall promptly, at the direction of the Issuer (acting reasonably), execute and deliver at its own expense any document (executed as a deed or under hand as the Issuer may direct in writing) and do any act or thing in order to confirm or establish the validity and enforceability of the guarantee and indemnity intended to be created by this Deed.

6.      TRANSFERS

        The Indemnity Provider may not assign or otherwise transfer its rights and obligations under this Deed.

7.      GOVERNING LAW

        This Deed and all matters arising from or connected with it shall be governed by English law in accordance with paragraph 25 (Governing law) of the Common Terms. Paragraph 26 (Jurisdiction) of the Common Terms applies to this Deed as if set out in full in this Deed.

8.      COUNTERPARTS

        This Deed may be executed in any number of counterparts, each of which is an original and all of which together evidence the same Deed.



THIS DEED has been executed as a deed by the parties listed in the execution page at the end of this Deed and has been entered into on the date stated at the beginning of this Deed.


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                                 EXECUTION PAGE

INDEMNITY PROVIDER

EXECUTED AND DELIVERED                      )
AS A DEED ON BEHALF OF                      )
BARCLAYS BANK PLC                           )
acting by its duly authorised attorney      )
in the presence of:                         )




ISSUER

Executed as a deed by                       )
GRACECHURCH CARD                            )
PROGRAMME FUNDING                           )
LIMITED                                     )
acting by a duly authorised signatory       )








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